                                                                    EXHIBIT 10.4


                                NOTICE AND WAIVER

      THIS NOTICE AND WAIVER (the "Waiver") dated as of September 30, 2002, by and among KPMG CONSULTING, INC., a Delaware corporation (the "Borrower"), the Guarantors, the Banks, and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent.

                              W I T N E S S E T H:

      WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of May 29, 2002 (as heretofore amended, supplemented, restated or modified, the "Credit Agreement") by and among the Borrower, the Banks, the Guarantors, and PNC Bank, National Association, as Administrative Agent; and

      WHEREAS, the Borrower proposes to change its name pursuant to a transaction under Section 253(b) of the Delaware General Corporation Law as follows: a newly formed wholly owned subsidiary of the Borrower shall merge into the Borrower (with the Borrower being the surviving corporation) and simultaneously therewith the Borrower shall change its name--such name to be subsequently identified (the "Change of Name");

      WHEREAS, Section 7.2.13 (Changes in Organizational Documents) provides in part as follows:

               "The Borrower shall not amend in any respect its certificate of incorporation . . without providing at least fifteen (15) calendar days' prior written notice to the Administrative Agent and the Banks and, in the event such change would be materially adverse to the Banks as reasonably determined by the Administrative Agent in its sole discretion, obtaining the prior written consent of the Required Banks";

      WHEREAS, the Borrower desires (1) to notify the Banks of the Change of Name, (2) for the Banks to waive any requirement under Section 7.2.13 that such notice be delivered 15 days prior to the effective date of such Change of Name, and (3) for the Banks to approve of such Change of Name; and

      NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

      1. Notice and Waiver.

      The Administrative Agent and the Banks hereby confirm (1) receipt of notice of the Change of Name hereby, (2) that they waive any requirement under
Section 7.2.13 that such notice be delivered 15 days prior to the effective date of such Change of Name, and (3) that they approve of such Change of Name notwithstanding any restrictions in Section 7.2.13 or otherwise under the Credit Agreement.

      2. Notice of Consumation of Name Change.


      The Borrower shall notify the Banks and the Borrower that the Change of Name has been consummated and of the new name of the Borrower within five (5) days after the effective date thereof.

      3. Representations, Warranties and Other Covenants Regarding Change of
         Name.

      The Loan Parties represent, warrant and covenant that (1) the Borrower shall be the surviving corporation under the Change of Name transaction described above, (2) that the certificate of incorporation of the Borrower shall not be modified in connection such transaction except for the change of name, and (3) that the recitals hereto (including the description of the Change of Name transaction therein) are true and correct. The parties hereto acknowledge and confirm that all references to the Borrower under the Loan Documents shall be deemed to be to the Borrower under its new name after the effective date of the Change of Name.

      4. Conditions to Effectiveness.

      This Waiver shall be effective when the Required Banks, the Administrative Agent, the Borrower and the other Loan Parties shall have executed and delivered to the Administrative Agent signature pages hereto.

      5. Force and Effect.

      The Loan Parties reconfirm, restate, and ratify the Credit Agreement and all other documents executed in connection therewith and the Loan Parties confirm that all such documents have remained in full force and effect since the date of their execution except to the extent that the Credit Agreement is expressly modified by this Waiver.

      6. Governing Law.

      This Waiver shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

      7. Counterparts; Effective Date.

      This Waiver may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  [SIGNATURE PAGE 1 OF 15 TO NOTICE AND WAIVER]

      IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

                  BORROWER:

                  KPMG CONSULTING, INC.

                       By:                                                (SEAL)
                          ------------------------------------------------
                       Name:
                       Title:


                           GUARANTORS:

                  KPMG CONSULTING, LLC

                       By:                                                (SEAL)
                          ------------------------------------------------
                       Name:
                       Title:


                  KPMG CONSULTING ISRAEL, LLC

                       By:                                                (SEAL)
                          ------------------------------------------------
                       Name:
                       Title:


                  SOFTLINE ACQUISITION CORP.

                       By:                                                (SEAL)
                          ------------------------------------------------
                       Name:
                       Title:


                  KPMG CONSULTING GLOBAL OPERATIONS, INC.

                       By:                                                (SEAL)
                          ------------------------------------------------
                       Name:
                       Title:

                  [SIGNATURE PAGE 2 OF 15 TO NOTICE AND WAIVER]
                  SOFTLINE CONSULTING & INTEGRATORS, INC.

                       By:                                                (SEAL)
                          ------------------------------------------------
                       Name:
                       Title:


                  I2 MIDATLANTIC LLC

                       By:                                                (SEAL)
                          ------------------------------------------------
                       Name:
                       Title:


                  I2 NORTHWEST LLC

                       By:                                                (SEAL)
                          ------------------------------------------------
                       Name:
                       Title:


                  OAD ACQUISITION CORP.

                       By:                                                (SEAL)
                          ------------------------------------------------
                       Name:
                       Title:


                  KPMG ENTERPRISE INTEGRATION SERVICES LLC

                       By:                                                (SEAL)
                          ------------------------------------------------
                       Name:
                       Title:


                  KCIN CAPITAL LLC

                       By:                                                (SEAL)
                          ------------------------------------------------
                       Name:
                       Title:

                  [SIGNATURE PAGE 3 OF 15 TO NOTICE AND WAIVER]


                  OAD GROUP, INC.

                       By:                                                (SEAL)
                          ------------------------------------------------
                       Name:
                       Title:


                  METRIUS, INC.

                       By:                                                (SEAL)
                          ------------------------------------------------
                       Name:
                       Title:


                  PEATMARWICK, INC.

                       By:                                                (SEAL)
                          ------------------------------------------------
                       Name:
                       Title:


                  KPMG ENTERPRISE HOLDINGS LLC

                       By:                                                (SEAL)
                          ------------------------------------------------
                       Name:
                       Title:


                  GLOBAL CONSULTING DE, LLC

                       By:                                                (SEAL)
                          ------------------------------------------------
                       Name:
                       Title:


                  KPMG CONSULTING INTERNATIONAL, INC.

                       By:                                                (SEAL)
                          ------------------------------------------------
                       Name:
                       Title:

                  [SIGNATURE PAGE 4 OF 15 TO NOTICE AND WAIVER]


                  KPMG SOUTH PACIFIC, LLC

                       By:                                                (SEAL)
                          ------------------------------------------------
                       Name:
                       Title:


                  KPMG CONSULTING AMERICAS, INC.

                       By:                                                (SEAL)
                          ------------------------------------------------
                       Name:
                       Title:


                  BARENTS GROUP, L.L.C.

                       By:                                                (SEAL)
                          ------------------------------------------------
                       Name:
                       Title:


                  PELOTON HOLDINGS, L.L.C.

                       By:                                                (SEAL)
                          ------------------------------------------------
                       Name:
                       Title:

                  [SIGNATURE PAGE 5 OF 15 TO NOTICE AND WAIVER]


                  BARENTS EUROPEAN HOLDINGS, L.L.C.

                       By:                                                (SEAL)
                          ------------------------------------------------
                       Name:
                       Title:


                  K CONSULTING SOUTHEAST ASIA, L.L.C.

                       By:                                                (SEAL)
                          ------------------------------------------------
                       Name:
                       Title:


                  BARENTS GROUP RUSSIA, L.L.C.

                       By:                                                (SEAL)
                          ------------------------------------------------
                       Name:
                       Title:

                  [SIGNATURE PAGE 6 OF 15 TO NOTICE AND WAIVER]


                   PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

                   By:
                       -------------------------------------------------
                   Title:

                  [SIGNATURE PAGE 7 OF 15 TO NOTICE AND WAIVER]

                  JPMORGAN CHASE BANK
                  individually and as Documentation Agent

                  By:
                      -------------------------------------------------
                  Title:
                        -----------------------------------------------

                  [SIGNATURE PAGE 8 OF 15 TO NOTICE AND WAIVER]

                  BARCLAYS BANK PLC, individually and as Syndication Agent



                  By:
                      -------------------------------------------------
                  Title:
                        -----------------------------------------------

                  [SIGNATURE PAGE 9 OF 15 TO NOTICE AND WAIVER]




                  SOCIETE GENERALE



                  By:
                      -------------------------------------------------
                  Title:
                        -----------------------------------------------

                 [SIGNATURE PAGE 10 OF 15 TO NOTICE AND WAIVER]




                  SUNTRUST BANK, individually and as the Co-Agent



                  By:
                      -------------------------------------------------
                  Title:
                        -----------------------------------------------

                 [SIGNATURE PAGE 11 OF 15 TO NOTICE AND WAIVER]




                  BANK OF AMERICA, N.A., individually and as
                  Documentation Agent

                  By:
                      -------------------------------------------------
                  Title:
                        -----------------------------------------------

                 [SIGNATURE PAGE 12 OF 15 TO NOTICE AND WAIVER]




                  THE NORTHERN TRUST COMPANY



                  By:
                      -------------------------------------------------
                  Title:
                        -----------------------------------------------

                 [SIGNATURE PAGE 13 OF 15 TO NOTICE AND WAIVER]




                   WESTPAC BANKING CORPORATION



                   By:
                       -------------------------------------------------
                   Title:
                         -----------------------------------------------

                 [SIGNATURE PAGE 14 OF 15 TO NOTICE AND WAIVER]




                  MELLON BANK, N.A.



                  By:
                      -------------------------------------------------
                  Title:
                        -----------------------------------------------

                 [SIGNATURE PAGE 15 OF 15 TO NOTICE AND WAIVER]




                  CITIBANK, N.A., individually and as Documentation Agent



                  By:
                      -------------------------------------------------
                  Title:
                        -----------------------------------------------